RUSSELL INVESTMENT FUNDS

Supplement dated October 18, 2010 to

STATEMENT OF ADDITIONAL INFORMATION

Funds of Funds

DATED May 1, 2010

As Supplemented through October 1, 2010

In the section entitled “Money Manager Information for the Underlying Funds” in the Fund of Funds SAI, the paragraph regarding GLG Inc. under the heading “RIC Russell Global Equity Fund” is deleted and replaced with the following:

GLG Inc. is an indirect, wholly-owned subsidiary of Man Group plc, a corporation listed on the London Stock Exchange.